UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 7, 2012
Date of Report (Date of earliest event reported)
NU SKIN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)
Delaware	001-12421	87-0565309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
75 West Center Street Provo, UT 84601
(Address of principal executive offices and zip code)
(801) 345-1000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01. Regulation FD Disclosure.

Nu Skin Enterprises, Inc. (the "Company") issued the following statement in response to unusual trading activity in the Company's stock and speculation related to its business in China.

"We are confident that our China operations are in compliance with applicable regulations as interpreted and enforced by the government of China. Nu Skin has an eight-year history of doing business in China under these regulations, and the government has regularly reviewed our business activities. In the past year the government has issued Nu Skin new direct selling licenses in several cities and municipalities.

China's regulatory framework is unique. Consequently, our business model in China is different than our global business model.  Nu Skin utilizes retail stores with an employed sales force and contractual sales promoters, which we supplement with a direct sales opportunity in those locations where we have obtained a direct selling license. Our compensation is similar to other direct selling companies operating in China. Our employed sales force is compensated based on a number of performance factors that are similar to any other sales organization in any industry:  productivity, effectiveness of sales management and leadership, as well as compliance with local regulations and company policies.

We actively educate our sales force to follow all regulations and company policies and procedures. Any member of our sales force not operating in accordance with local law or with our company policies is subject to discipline."

The information in this Item 7.01, including the information on the Company's website, is being furnished, not filed, pursuant to Regulation FD. Accordingly, such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of such information is not intended to, and does not, constitute a determination or admission by the Company as to the materiality of such information. Such information contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 that represent the Company's current expectations and beliefs. The forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein. For a detailed discussion of these risks and uncertainties, please see the documents filed by the Company with the Securities and Exchange Commission. The forward-looking statements set forth the Company's beliefs as of the date that such information was first provided, and the Company assumes no duty to update the forward-looking statements to reflect any change except as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NU SKIN ENTERPRISES, INC.
 (Registrant)

/s/ Ritch Wood
Ritch Wood
 Chief Financial Officer

Date:  August 7, 2012